FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                -----------------

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                                 April 24, 2003
                Date of Report (Date of earliest event reported)

                            QUAKER FABRIC CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                                   04-1933106
(State of incorporation)                  (I.R.S. Employer Identification No.)

              941 Grinnell Street, Fall River, Massachusetts 02721
                    (Address of principal executive offices)

                                 (508) 678-1951
              (Registrant's telephone number, including area code)




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Item 7. Financial Statements and Exhibits

(c)  Exhibits

99.1       Registrant's Press Release dated April 24, 2003.


Item 9. Regulation FD Disclosure

On April 24, 2003, Quaker Fabric Corporation issued a press release announcing its first quarter earnings for the period ended April 5, 2003. A copy of the press release is furnished as an exhibit to this Report on Form 8-K (Exhibit 99.1). The information contained in this Report on Form 8-K is being provided under Item 12.






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                                   SIGNATURES


           Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         QUAKER FABRIC CORPORATION




Date:  April 24, 2003           By:     /s/   Paul J. Kelly
                                       ---------------------------------
                                       Paul J. Kelly
                                       Vice President - Finance
                                       and Treasurer



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